FutureVest Variable Universal Life
Individual Flexible Premium Variable Adjustable Life Insurance Policies

Issued by: Allstate Life Insurance Company of New York
In connection with: Allstate Life of New York Variable Life Separate Account A

Summary Prospectus for New Investors
April 30, 2021

This Summary Prospectus summarizes key features of the Policy.
Before you invest, you should also review the prospectus for the Policy, which contains more information about the Allstate FutureVest VUL® Flexible Premium Variable Adjustable Life Insurance's features, benefits, and risks. You can find this document and other information about the Policy online at accessallstate.com. You can also obtain this information at no cost by calling 1-800-268-5619 or by sending an email request to service@allstate.com.
You may cancel your Policy by returning it to us within 30 days of receiving it without paying fees or penalties. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Policy Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
On March 29, 2021, The Allstate Corporation announced it had entered into an agreement to sell Allstate Life Insurance Company of New York to Wilton Reassurance Company (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions. The terms and provisions of your Policy will not be changed by the Transaction.
Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Portfolio Companies available under your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from Allstate Life Insurance Company of New York. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from Allstate Life Insurance Company of New York by contacting Allstate Life Insurance Company of New York Customer Service at 1-800-268-5619.
You may elect to receive all future reports in paper free of charge. You can inform Allstate Life Insurance Company of New York that you wish to continue receiving paper copies of your shareholder reports by contacting Allstate Life Insurance Company of New York Customer Service at 1-800-268-5619. Your election to receive shareholder reports in paper will apply to all Portfolio Companies available under your Policy. More information about this product is available in the statutory prospectus, which can be found online at https://www.accessallstate.com/product/AllstateFutureVestVULNY.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The Policies are not FDIC insured.

INITIAL SUMMARY PROSPECTUS

Definitions
Please refer to this list for the meaning of the following terms:

Accumulation Unit — An accounting unit of measurement, which we use to calculate the value of a Sub-Account.

Age — The Insured's age at his or her last birthday.

Beneficiary(ies) — The person(s) named by you to receive the Death Benefit under the Policy.

Death Benefit — The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or policy charges.

Face Amount — The initial Death Benefit under your Policy, adjusted for any changes in accordance with the terms of your Policy.

Fixed Account — The portion of Policy Value receiving fixed interest crediting and allocated to our general account.

Grace Period — A time period of 61 days that begins on any Monthly Activity Day where the Net Surrender Value is less than the Monthly Deduction for the current Policy Month, except as provided in the safety net premium provision.

Insured — The person whose life is covered by your Policy.

Investment Options - Includes each of the Sub-Accounts and the Fixed Account available to invest in.

Issue Date — The date the Policy is issued. It is used to determine Policy Years and Policy Months in your Policy.

Loan Account — An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.

Monthly Activity Day — The day of the month on which deductions are made. If a month does not have that day, the deduction will be made on the last day of that month.

Monthly Deduction — The amount deducted from Policy Value on each Monthly Activity Day for the policy fee, mortality and expense risk charge, administrative expense charge, cost of insurance charge, and the cost of any benefit riders.

Net Surrender Value — The amount you would receive upon surrender of your Policy, equal to the Surrender Value less any Policy Debt.

Policy Anniversary — The same day and month as your Issue Date for each subsequent year your Policy remains inforce.

Policy Debt — The sum of all unpaid Policy loans and accrued interest.

Policy Month — A one month period beginning on the same day of the month as the Issue Date of the Policy.

Policy Owner (“You” “Your”) — The person(s) having the rights of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership rights may be modified by the plan.

Policy Value — The sum of the values in the Sub-Accounts of the separate account plus the value of the Fixed Account, plus the Loan Account. The amount from which Monthly Deductions are made and the Death Benefit is determined.

Policy Year — A twelve-month period beginning on the Issue Date or a Policy Anniversary.

INITIAL SUMMARY PROSPECTUS

Portfolio Company(ies) — The underlying fund(s) (or investment series thereof) in which the Sub-Accounts invest. Each Portfolio Company is an investment company registered with the SEC or a separate investment series of a registered investment company.

Premium — Amounts paid to us as payments for the Policy by you or on your behalf.

Separate Account — Allstate Life of New York Variable Life Separate Account A, which is a segregated investment account of Allstate Life Insurance Company of New York.

Sub-Account — A subdivision of the Separate Account invested wholly in shares of one of the Portfolio Companies.

Surrender Value — The Policy Value less any applicable surrender charges.

Tax Code — The Internal Revenue Code of 1986, as amended.

Valuation Date — Each day the New York Stock Exchange is open for business. Currently the New York Stock Exchange is closed on the following holidays: New Years Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. We do not determine accumulation unit value on days on which the New York Stock Exchange is closed for trading.

Valuation Period — The period of time during which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

INITIAL SUMMARY PROSPECTUS

Important Information You Should Consider About the Policy

Fees and Expenses				Location in Prospectus
Charges for Early Withdrawals
There are no surrender charges on partial withdrawals. A Partial Withdrawal Service Fee of the lesser of 2% of amount withdrawn or $25.00 applies.

If the investor surrenders the Policy within the first 10 Policy Years, he or she will be assessed a surrender charge. The maximum surrender charge factor is 4,749% ($47.49) per $1000 of Face Amount. For example, if you surrender your Policy, you could pay a surrender charge of up to $4,749 on a Policy with a $100,000 Face Amount.
				Charges and Deductions - Surrender Charge and Partial Withdrawal Service Fee
Transaction Charges
In addition to surrender charges (if applicable), the investor may also be charged for other transactions. A Premium Expense Charge is charged when premium is paid, and a Transfer Fee* may be charged for the second and each subsequent transfer in each calendar month. Fees may also be charged to exercise optional benefits.

*We are currently waiving this fee.
				Charges and Deductions – Premium Expense Charge and Fee Table - Transaction Fees
Ongoing Fees and Expenses (as annual charges)
In addition to surrender charges and transaction charges, the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and Rider Charges for optional benefits available under the Policy, and such fees and expenses are set based on characteristics of the Insured (e.g., age, sex, and rating classification).

Loan interest will be charged if you have taken out a loan on your Policy.

A policy fee is charged monthly.

An administrative charge is charged monthly.

The mortality and expense risk charge is charged monthly as a percentage of the net Policy Value allocated to the Sub-Accounts. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account.

Investors should view the policy specifications page of the Policy for rates applicable to their Policy.

Investors will also bear expenses associated with the Portfolio Companies under the Policy, as shown in the following table:
				Charges and Deductions – Monthly Deduction and Fee Table - Periodic Charges Other Than Annual Portfolio Company's Expenses
	Annual Fee	Minimum	Maximum
	Investment Options (Portfolio Company fees and expenses)	0.10%	1.07%

INITIAL SUMMARY PROSPECTUS

Risks		Location in Prospectus
Risk of Loss	You can lose money by investing in the Policy.	Principal Risks of Investing in the Policy
Not a Short-Term Investment
This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Charges assessed on Premiums and the Surrender Charge imposed on surrenders during the first 10 Policy Years will reduce your surrender proceeds. In addition, a surrender may have adverse tax consequences.
Principal Risks of Investing in the Policy
Risks Associated with Investment Options
Your Policy Value will vary depending on the investment options you select. Sub-Accounts will vary depending on the performance of the Portfolio Companies in which they invest and are subject to the risk of negative investment performance. Each investment option, including the Fixed Account investment option, will have its own unique risks. You should review these investment options before making an investment decision.
Principal Risks of Investing in the Policy and General Description of the Policy – The Fixed Account
Insurance Company Risks	An investment in the Policy is subject to the risks related to Allstate Life Insurance Company of New York. Any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Allstate Life Insurance Company of New York. If Allstate Life Insurance Company of New York experiences financial distress, it may not be able to meet its obligations to you. More information about Allstate Life Insurance Company of New York, including its financial strength ratings, is available upon request by calling 1-800-268-5619.	General Account and Financial Condition of Allstate Life Insurance Company of New York
Contract Lapse
Your Policy could lapse (terminate) if the value of your Policy becomes too low to support the Policy’s monthly charges and the safety net Premium feature is not in effect. Death benefits will not be paid if the Policy has lapsed. If you have any outstanding Policy loans when your Policy lapses, you may have taxable income as a result.

If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. If a Policy loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. All Policy charges continue to be based on your original Issue Date.
How Your Policy Can Lapse

INITIAL SUMMARY PROSPECTUS

Restrictions		Location in Prospectus
Investments
Certain Sub-Accounts may not be available depending on the date you purchased your Policy. In addition, Certain Sub-Accounts are closed to Policy Owners not invested in the specified Sub-Accounts by a designated date. We reserve the right to add, combine, remove or substitute investment options.

We also reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners.

More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://www.accessallstate.com/product/AllstateFutureVestVULNY. You can also request this information at no cost by calling 1-800-268-5619 or by sending an email request to service@allstate.com.

General Description of the Policy - Changes to the Separate Account - Additions, Deletions and Substitutions of the Securities

Transfers - Market Timing and Excessive Trading and Trading Limitations

Transfers - General
Optional Benefits	We may discontinue or modify any of the optional benefits at any time prior to the time you elect to receive it.	Other Benefits Available Under the Policy

Taxes	Location in Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. The death benefit of a life insurance policy that was transferred for value may be subject to ordinary income taxes, and subject to tax penalties.
Federal Taxes

Conflicts of Interest	Location in Prospectus
Investment Professional Compensation
Some investment professionals may receive compensation for selling the Policy to investors.

We will pay commissions to broker-dealers that sell the Policies. In addition, certain bonuses and managerial compensation may be paid.

From time to time, we pay asset-based compensation to broker-dealers. We may also pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
Charges and Deductions – Commissions Paid to Broker- Dealers
Exchanges
Some investment professionals may have a financial incentive to offer an investor a new Policy in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both Policies, that it is preferable for you to purchase the new Policy rather than continue to own your existing Policy.
Charges and Deductions – Commissions Paid to Broker-Dealers and Surrender Charges

INITIAL SUMMARY PROSPECTUS

Overview of the Policy

For Whom is the Policy Appropriate?
This Policy is designed to provide life insurance protection, flexibility in Premium payments and a choice of Death Benefits. It may be appropriate for an investor who has a higher risk tolerance, an understanding of investments, a long-term investment horizon, financial goals needing a Death Benefit with an added investment component and funds that are not required to meet current needs.

What Premiums Are Required Under the Policy?
Because the Policy is a “flexible premium” policy you have a great amount of flexibility in determining the timing and amount of your Premiums. You are required to pay the first year Premium, which is based on your Policy’s Face Amount and the Insured's age, sex and risk class. After the first Policy Year, you do not have to pay the required Premium as long as you pay the cumulative Premium due under the safety net Premium Feature. Under the safety net premium feature, we agree to keep the Policy, including any optional benefits, inforce for a specified period regardless of the investment performance of the Sub-Accounts as long as your total Premiums paid (reduced for Withdrawals and Policy Debt) at least equals the sum of the monthly safety net Premiums on or before the safety net Premium guarantee expiry date shown in your Policy. When the safety net premium feature is not in effect, your Policy remains inforce as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. Payment of insufficient premiums may result in a lapse of the Policy.

Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance policy. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately.

The Policy currently offers multiple Investment Options, which include Sub-Accounts and a Fixed Account option. Each Sub-Account invests in a single Portfolio Company. You may invest in up to 21 Investment Options. You may transfer money among your investment choices, subject to restrictions. Additional information about each Portfolio Company is provided in the Appendix at the back of this Summary Prospectus.

INITIAL SUMMARY PROSPECTUS

What are the Primary Features of the Policy?
Death Benefit. While your Policy is inforce, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charges.

Withdrawal Options. You may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $250. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000.

Loan Provisions. You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 75% of the Surrender Value so long as the Net Surrender Value after the loan is taken is sufficient to cover the most recent total monthly deduction times 3. Taking a loan from your Policy may increase the risk that your Policy will lapse, may prevent you from satisfying the Safety Net cumulative premium requirements, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy loan may have tax consequences.

Optional Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. The riders we currently offer are described below in “Other Benefits Available Under the Policy.” All of these riders may not be available in all states. In our discretion, we may offer additional riders or stop offering a rider. All riders can be concurrently elected. Riders requiring an additional cost will reduce your Policy Value due to the cost of the rider.
•Children’s Level Term Rider
•Accidental Death Benefit Rider
•Continuation of Payment Rider
•Accelerated Death Benefit Rider, Terminal Illness
•Overloan Protection Rider
•Guaranteed Insurability Rider
•Asset Allocation Program
•Dollar Cost Averaging
•Portfolio Rebalancing

INITIAL SUMMARY PROSPECTUS

Standard Death Benefits

What are the Death Benefit Options and How is the Death Benefit Paid?
The Policy becomes effective on the Issue Date only if the Insured is then living, all underwriting requirements have been completed, and the minimum initial payment has been paid in full.

While your Policy is inforce, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). Your Beneficiary may choose to receive the proceeds of the Policy in the form of a single payment or over a period under an optional payment plan.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value. The minimum Death Benefit is equal to the Face Amount.

You may choose one of two Death Benefit options:

Option 1: the Death Benefit is the greater of: (a) the Face Amount of the Policy on the date of death; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the net amount at risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.

Option 2: the Death Benefit is the greater of:
(a) the Face Amount plus the Policy Value on the date of death; or
(b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant net amount at risk.

After the first Policy Year, you may change the Death Benefit Option. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value.

We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all underwriting requirements have been met. We pay the Death Benefit proceeds in one sum or under an optional payment plan. You may request that the proceeds of the Policy be paid under an optional payment plan by submitting a request to us in writing before the death of the Insured. If at the time of the Insured's death, no optional payment plan is in effect, the Beneficiary may choose an optional payment plan after the Death Benefit is payable and before it is paid.

Can I Increase or Decrease my Policy’s Face Amount?
You may request an increase or decrease to the Face Amount after the first Policy Year. If you request an increase, you must provide evidence of insurability to us that meets our standards. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. We do not permit a Face Amount change if the Policy is in the Grace Period. In addition, modifying your Policy’s Face Amount might have tax ramifications.

INITIAL SUMMARY PROSPECTUS

Other Benefits Available Under the Policy
In addition to the standard death benefits associated with the Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is the Benefit Standard or Optional?	Brief Description of Restrictions or Limitations
Children’s Level Term Rider	Provides for level term insurance on the Insured's children.	Optional	We provide coverage until the earlier of the child’s 25th birthday or the Insured's age 65. We pay the Death Benefit to the person designated by you.
Accidental Death Benefit Rider	Provide additional insurance if the Insured dies from accidental bodily injury.	Optional	This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured's 70th birthday; or (3) you ask to end the rider.
Continuation of Payment Rider	Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider.	Optional	This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.
Guaranteed Insurability Rider	This rider provides the option to increase the Face Amount of the Policy on the Policy anniversaries following the attainment of certain Insured's ages without proof of insurability.	Optional
Only available at Policy issue ages 38 and younger.

Election of an unscheduled increase due to life event results in forfeiting the next scheduled increase. The option to increase the Face Amount as of any particular option date will, if not exercised, expire at the end of the period during which such option was available.

Accelerated Death Benefit Rider, Terminal Illness	Provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us.	Standard
A terminal illness is a medical condition that, notwithstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law.

There is a charge when the benefit is elected.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid.

The maximum accelerated death benefit you may receive is less than the Death Benefit and capped and subject to discounting, fees, required unpaid Premiums and any outstanding charges.

INITIAL SUMMARY PROSPECTUS

Overloan Protection Rider	Guarantees the Policy will not lapse due to Policy loans exceeding the Surrender Value.	Standard
Only available at Policy issue.

No additional premiums, withdrawals or loans are permitted.

There is a one-time charge of 4.5% of the Policy Value upon election.

The rider benefit is only available if certain conditions are met.

Asset Allocation
The asset allocation program provides Policy Owners with an assessment questionnaire to help them determine their investment time horizon and tolerance for risk. Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. If you participate in this program, you may select one of the available Morningstar ETF Asset Allocation Series Portfolios.
		Standard	Each transfer modifying the program counts towards the number of transfers used to determine if there is a transfer fee*. *We are currently waiving this fee.
Dollar Cost Averaging	You may automatically transfer a set amount every month from any Sub-Account or the Fixed Account to any Sub-Account or the Fixed Account.	Standard	There is a minimum transfer amount of $100 per transfer. This cannot be used with Portfolio Rebalancing.
Portfolio Rebalancing	We will automatically rebalance the Policy Value in each Sub-Account and return it to the desired percentage allocations each quarter.	Standard
If rebalancing is stopped, there is a 30 day waiting period to resume the program.

May not change allocation percentages more than twice in a 12 month period and total change to Fixed Account may not exceed 20%.

This cannot be used with Dollar Cost Averaging."

INITIAL SUMMARY PROSPECTUS

Buying the Policy

Purchase Procedures
Application for a Policy. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. The maximum issue age is 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we will return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law.

We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all underwriting requirements have been met.

If you pay a Premium with your application, we provide you with up to $1,000,000 of temporary conditional insurance if you meet all of the terms of the Temporary Insurance Agreement. The Temporary Insurance Agreement provides coverage during the underwriting of your application but only if you meet its requirements, including you are free of certain excluded medical conditions. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams have been completed and lab specimens provided. The Issue Date determines Monthly Activity Days, Policy Months, and Policy Years.

When the safety net Premium is not in effect. After your Policy is issued, before we accept any additional Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance policy. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately.

INITIAL SUMMARY PROSPECTUS

Premium Amount & Premium Due Dates
The Policy is a “flexible premium” Policy because you have a great amount of flexibility in determining the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy’s Face Amount and the Insured's age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. When the safety net Premium feature (discussed below) is not in effect, your Policy remains inforce as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. However, to take advantage of the safety net Premium feature, you must pay the cumulative safety net Premiums due. Otherwise, you may pay any level of Premium at any time, as long as the Premium would not cause your Policy to lose its status as a life insurance policy under the Tax Code.

You may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance policy under the Tax Code. Premiums must be sent to us at our address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.

Safety Net Premium Feature. We agree to keep the Policy (including any riders) inforce for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the sum of monthly safety net Premiums on or before the safety net Premium guarantee expiry date. If the Insured is age 60 or less at the Issue Date, the specified period is the first twenty Policy Years. If the Insured is age 61 to 75 at the Issue Date, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. If the Insured is over age 75 at the Issue Date, it runs from the Issue Date until five years after the issue date.

You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not. This Policy may lapse even if planned payments are paid, due to the fact that current cost of insurance and interest rates are not guaranteed, Policy loans and partial withdrawals may be taken, you may make changes in the Death Benefit option, and you may request changes to the Face Amount. Even if you pay all of the planned periodic Premiums, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required safety net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions.

INITIAL SUMMARY PROSPECTUS

How Your Policy Can Lapse

Lapse
If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Activity Day and the safety net Premium is not in effect, your Policy may lapse. Your safety net Premium guarantee will be in effect as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the sum of monthly safety net Premiums on or before the safety net Premium guarantee expiry date shown in your Policy. If the safety net Premium guarantee is in effect, your Policy will not lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy inforce after the end of the Grace Period. Additional Premiums may be necessary to assure the safety net Premium guarantee remains inforce. This additional Premium may be paid during the Grace Period.

At least 61 days before the end of the Grace Period, we will send you a notice that your Policy will lapse as of a certain date and additional Premiums are necessary to keep the Policy inforce.

The Policy continues in effect through any Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.

Effect of Lapse
Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges and the safety net Premium feature is not in effect. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. If such amounts are not received, your Policy will terminate, with no Death Benefit or any other coverage under your Policy. If you have any outstanding Policy loans when your Policy lapses, you may have taxable income as a result.

Reinstatement
If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within three years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy inforce for three months. If a Policy loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date.

The safety net will apply upon reinstatement if the safety net Premium guarantee expiry date has not expired and cumulative premiums received at time of reinstatement exceed the safety net Premium times the number of months that coverage was inforce, plus three additional safety net Premiums.

You cannot reinstate the Policy once it has been surrendered.

INITIAL SUMMARY PROSPECTUS

Making Withdrawals: Accessing the Money in Your Policy

Surrenders and Withdrawals
While your Policy is inforce, you may surrender the Policy. Your Policy and all riders terminate on the day we receive your written request, or the surrender effective date requested by you, whichever is later. The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a single payment or under any of the settlement options we offer.

While the Policy is inforce, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $250. You may not withdraw an amount that would reduce the Face Amount below $25,000. After a partial withdrawal, the Net Surrender Value must be at least $500. We deduct a partial withdrawal service fee of the lesser of 2% of the amount withdrawn, or $25, from the remaining Policy Value for a partial withdrawal.

The partial withdrawal will be taken from each sub-account and the fixed account on a pro rata basis unless you specify how much of your partial withdrawal you want taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.

You must request the partial withdrawal in writing. Your request is effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form. A partial withdrawal will decrease cumulative premiums paid into your Policy. Riders do not impact the ability to take partial withdrawals.

Additional Information About Fees
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, transfer cash value between Investment Options, or take a Policy loans.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Premium Expense Charge	When you pay a premium	6% of the Premium amount
Surrender Charge	When you surrender your Policy during the first 10 Policy Years	Maximum: $47.49 per $1,000 of Face Amount Minimum: $4.48 per $1,000 of Face Amount
Year One Charge for a Representative Investor(1) Surrender Charge for 45-year old Male Non-Smoker, $120,000 Face Amount, at issue	When you surrender your Policy	$20.88 per $1,000 of Face Amount
Partial Withdrawal Service Fee	When you make a withdrawal	The lesser of 2% of amount withdrawn or $25.00
Transfer Fee(2)	Second and each subsequent transfer in each calendar month	$10.00 Maximum; $0 current

INITIAL SUMMARY PROSPECTUS

Accelerated Death Benefit Rider, Terminal Illness	When Benefit Elected	$150
Overloan Protection Rider	When Benefit Elected	4.5% of Policy Value

(1)The charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that a particular investor will pay. You may obtain more information about the particular charges that would apply to you by contacting 1-800-268-5619.
(2)We are currently waiving this fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Portfolio Company's fees and expenses.

Periodic Charges Other Than Annual Portfolio Company's Expenses

Charge	When Charge is Deducted	Amount Deducted
Base Policy Charge:
Cost of Insurance(1) Maximum and Minimum Charge	Monthly	Maximum and current: $83.33 per $1,000 Net Amount at Risk Minimum and current: $0.01 per $1,000 Net Amount at Risk
Charge for a Representative Investor(1) Cost of Insurance Charge for 45-year old Male Non-Smoker, $120,000 Face Amount, at issue, assuming $1,825.00 annual premium		Guaranteed: $0.16 per $1,000 Net Amount at Risk Current: $0.16 per $1,000 Net Amount at Risk First Month's Charge: $18.37
Policy Fee	Monthly	Maximum: $15; current: $11
Mortality and Expense Risk Fees	Monthly	Years 1-10: 0.85% annually - guaranteed (0.70% annually - current) Sub-Account Policy Value Years 11+: 0.45% annually - guaranteed (0.30% annually - current) Sub-Account Policy Value
Administrative Expense Charge	Monthly for the first 30 Policy Years	Maximum: $0.35 per $1,000 Face Amount Minimum: $0.06 per $1,000 Face Amount
Charge for a Representative Investor(1) Cost of Insurance Charge for 45-year old Male Non-Smoker, $120,000 Face Amount, at issue.		$0.16 per $1000 on the first $100,000 $0.06 per $1000 on the amount over $100,000
For Policies with applications signed prior to August 10, 2020:
Loan Interest Rate	Annually	Interest Rate on Preferred Loans 2% annually; Interest Rate on Standard Loans 3% annually
For Policies with applications signed on or after August 10, 2020:
Loan Interest Rate	Annually	Interest Rate on Preferred Loans 1% annually; Interest Rate on Standard Loans 2% annually
Optional Benefit Charges
Children’s Level Term Rider	Monthly	$2.50 per $5,000 unit of coverage
Accidental Death Benefit Rider	Monthly	Maximum COI: $0.13 per $1,000 of benefit amount Minimum COI: $0.08 per $1,000 of benefit amount
Charge for a Representative Investor(1) Cost of Insurance Charge for 45-year old Male Non-Smoker, $120,000 Face Amount, at issue		$0.10 per $1,000 Monthly Charge: $12.00

INITIAL SUMMARY PROSPECTUS

Continuation of Payment Rider	Monthly	Maximum COI: $1.54 per $100 of benefit amount Minimum COI: $0.25 per $100 of benefit amount
Charge for a Representative Investor(1) Cost of Insurance Charge for 45-year old Male Non-Smoker, $120,000 Face Amount, at issue, assuming $1,825.00 annual premium		$0.64 per $100 of benefit amount Monthly Charge: $11.68
Guaranteed Insurability Rider	Monthly	Maximum COI: $0.12 per $1,000 benefit amount Minimum COI: $0.07 per $1,000 benefit amount
Charge for a Representative Investor(1) Cost of Insurance Charge for 45-year old Male Non-Smoker, $120,000 Face Amount, at issue		$0.11 per $1,000 Monthly Charge: $13.20

(1)The cost of insurance or other charge varies based on individual characteristics. The cost of insurance charge or other charge shown in the table may not be representative of the charge that a particular investor will pay. You may obtain more information about the particular cost of insurance or other charges that would apply to you by contacting 1-800-268-5619.

The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Policy. A complete list of the Portfolio Companies available under the Policy, including their annual expenses, is located in the Appendix at the back of this Prospectus.

The Portfolio Company's Annual Expenses

	Minimum	Maximum
Total Annual Operating Expenses(1) (expenses that are deducted from the Portfolio Company's assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.07%

(1)Expenses are shown as a percentage of the Portfolio Company's average daily net assets (before any waiver or reimbursement) as of December 31, 2020.

INITIAL SUMMARY PROSPECTUS

Appendix: Portfolio Companies Available Under the Policy
The following is a list of the Portfolio Companies available under the Policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://www.accessallstate.com/product/AllstateFutureVestVULNY. You can also request this information at no cost by calling 1-800-268-5619 or by sending an email request to service@allstate.com.
The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Returns (as of 12/31/20)
			1 year	5 year	10 year
Long-term capital appreciation.	Invesco V.I. American Value Fund - Series I (1)	0.93	1.12%	7.00%	8.32%
	Invesco Advisers, Inc.
To seek capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund - Series I (2)	0.80	40.69%	19.40%	15.92%
	Invesco Advisers, Inc.
To provide reasonable current income and long term growth of income and capital.	Invesco V.I. Diversified Dividend Fund - Series I	0.71	0.14%	7.62%	9.99%
	Invesco Advisers, Inc.
Total return, comprised of current income and capital appreciation.	Invesco V.I. High Yield Fund - Series I	0.94	3.32%	6.03%	5.27%
	Invesco Advisers, Inc.
Long-term growth of capital.	Invesco V.I. International Growth Fund - Series I	0.92	14.00%	8.82%	6.72%
	Invesco Advisers, Inc.
Current income and long-term capital appreciation.	Alger Balanced Portfolio - Class I-2	1.07	10.23%	9.79%	8.05%
	Fred Alger Management, Inc.
Long-term capital appreciation.	Alger Capital Appreciation Portfolio - Class I-2	0.93	41.75%	20.04%	16.98%
	Fred Alger Management, Inc.
Long-term capital appreciation.	Alger Mid Cap Growth Portfolio - Class I-2	0.96	64.63%	21.07%	14.88%
	Fred Alger Management, Inc.
Long-term capital appreciation.	Alger Small Cap Growth Portfolio - Class I-2	0.96	67.15%	24.57%	15.59%
	Fred Alger Management, Inc.
Capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	0.66	10.34%	10.45%	8.02%
	ALPS Advisors, Inc. (Subadviser Morningstar Investment Management, LLC)
Capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio Class I	0.63	9.41%	8.16%	6.54%
	ALPS Advisors, Inc. (Subadviser Morningstar Investment Management, LLC)
Current income and preservation of capital.	Morningstar Conservative ETF Asset Allocation Portfolio Class I	0.61	6.80%	5.08%	3.91%
	ALPS Advisors, Inc. (Subadviser Morningstar Investment Management, LLC)
Capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio Class I	0.64	10.26%	9.56%	7.52%
	ALPS Advisors, Inc. (Subadviser Morningstar Investment Management, LLC)
Current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	0.62	8.73%	6.79%	5.27%
	ALPS Advisors, Inc. (Subadviser Morningstar Investment Management, LLC)

INITIAL SUMMARY PROSPECTUS

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Returns (as of 12/31/20)
			1 year	5 year	10 year
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio - Initial Class	0.61	30.57%	16.19%	13.52%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)
Seeks capital appreciation.	Fidelity® VIP Disciplined Small Cap Portfolio - Initial Class	0.60	18.45%	10.83%	10.85%
	Fidelity Management & Research Company (FMR) (Subadviser Geode Capital Management, LLC (Geode))
Seeks capital appreciation.	Fidelity® VIP Emerging Markets Portfolio - Initial Class	0.92	31.27%	16.22%	6.15%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK, FMR Japan, FIA (UK) and FIJ)
Seeks reasonable Income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity® VIP Equity-Income PortfolioSM - Initial Class	0.53	6.69%	10.69%	10.17%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio - Initial Class	0.24	—	—	—
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Initial Class	0.62	43.89%	21.32%	17.25%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity® VIP Index 500 Portfolio - Initial Class	0.10	18.24%	15.09%	13.78%
	Fidelity Management & Research Company (FMR) (Subadviser Geode Capital Management, LLC (Geode))
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	0.39	9.39%	5.43%	4.34%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Initial Class	0.62	18.19%	11.07%	9.50%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio - Initial Class	0.79	15.61%	9.25%	6.82%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK, FMR Japan, FIA (UK) and FIJ)
Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.	Fidelity® VIP Real Estate Portfolio - Initial Class	0.66	-6.55%	3.51%	7.67%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)

INITIAL SUMMARY PROSPECTUS

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Returns (as of 12/31/20)
			1 year	5 year	10 year
Seeks capital appreciation.	Fidelity® VIP Value Portfolio - Initial Class	0.67	6.33%	9.41%	10.47%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)
Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio - Institutional Shares	0.62	14.31%	11.81%	10.23%
	Janus Capital Management LLC
Long-term growth of capital.	Janus Henderson Enterprise Portfolio - Institutional Shares	0.72	19.47%	18.21%	15.25%
	Janus Capital Management LLC
Maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio - Institutional Shares	0.58	10.48%	4.94%	4.45%
	Janus Capital Management LLC
Long-term growth of capital.	Janus Henderson Forty Portfolio - Institutional Shares	0.76	39.40%	21.03%	17.02%
	Janus Capital Management LLC
Long-term growth of capital.	Janus Henderson Global Technology and Innovation Portfolio - Institutional Shares	0.75	51.20%	29.77%	20.16%
	Janus Capital Management LLC
Capital appreciation.	Janus Henderson Mid Cap Value Portfolio - Institutional Shares	0.81	-0.92%	8.63%	8.04%
	Janus Capital Management LLC
Long-term growth of capital.	Janus Henderson Research Portfolio - Institutional Shares	0.60	32.95%	17.67%	14.67%
	Janus Capital Management LLC
(1)Effective April 30, 2021, the Invesco V.I. Value Opportunities Fund - Series I is no longer available as an investment alternative. Therefore, the corresponding Invesco V.I. Value Opportunities Fund - Series I Sub-Account that invests in this Portfolio is closed and is no longer offered as of May 1, 2021. We will no longer accept purchase payments, permit transfers or any allocations to this Variable Sub-Account. Any amount invested in the Invesco V.I. Value Opportunities Fund - Series I as of May 1, 2021, will be transferred to the Invesco V.I. American Value Fund - Series I Sub-Account.
(2)Effective April 30, 2021, the Invesco Oppenheimer VI Discovery Mid Cap Growth Fund - Series I; is changing its name to the Invesco VI Discovery Mid Cap Growth Fund - Series I.

INITIAL SUMMARY PROSPECTUS

We have filed a Statement of Additional Information, dated April 30, 2021, with the Securities and Exchange Commission (“SEC”). It contains additional important information about the Policies, the Separate Account and Allstate Life Insurance Company of New York, and is incorporated herein by reference, which means that it is legally a part of this prospectus. For a free copy, please write to us at P.O. Box 660191, Dallas, TX 75266-0191, or call us at 1-800-268-5619. You may also contact us at the same number to request other information about the Policy and to make investor inquiries.

SEC reports and other information about the Separate Account and Allstate Life Insurance Company of New York are also available to the public at the SEC’s website at http://www.sec.gov. Copies of any of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier: C000176741
FIC750NYISP